Prospectus Supplement
(To prospectus dated July 10, 2002)


                                1,277,014 Shares

                          UNIVERSAL DISPLAY CORPORATION

                                  Common Stock

                               ------------------

         Universal Display Corporation is offering up to 1,277,014 shares of common stock in this offering.

                               ------------------

         Our common stock is traded on the Nasdaq National Market under the symbol "PANL" and on the Philadelphia Stock Exchange under the symbol "PNL." The last reported sale price of our common stock on the Nasdaq National Market on August 2, 2002 was $5.36 per share.

                               ------------------

         Investing in our common stock involves a high degree of risk. See "Risk Factors" beginning on page 4 of the attached prospectus and on page S-4 of this prospectus supplement.

                               ------------------


                                                                               Per Share              Total
                                                                               ---------              -----
          Offering Price to Public...................................            $5.09              $6,500,001
          Placement Agent's Commissions..............................            $0.23                $293,713
          Offering Proceeds to Us....................................            $4.86              $6,206,288


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus supplement or the attached prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         We have retained Gerard Klauer Mattison & Co., Inc. to act, on a best efforts basis, as the placement agent in marketing this offering to selected institutional investors. Prior to the closing date, all investor funds will be placed in escrow with an escrow agent. Before accepting investor funds, we will deposit with The Depository Trust Company the shares to be credited to the accounts of the investors. However, if we do not accept funds from any investor, the escrow agent will promptly refund that investor's money. We expect to deliver the shares of common stock to investors on August 8, 2002.

                             GERARD KLAUER MATTISON

                               ------------------

                                 August 5, 2002

                                TABLE OF CONTENTS


                              Prospectus Supplement

                                                                            Page
                                                                            ----

About This Prospectus Supplement.............................................S-3
Risk Factors.................................................................S-4
Recent Developments..........................................................S-6
Use of Proceeds..............................................................S-7
Dilution.....................................................................S-7
Plan of Distribution.........................................................S-8
Legal Matters...............................................................S-10
Where You Can Find More Information.........................................S-10

                                   Prospectus

Cautionary Statement Concerning Forward-Looking Statements.....................1
About this Prospectus..........................................................2
Where You Can Find More Information............................................2
Risk Factors...................................................................4
Our Company...................................................................12
Securities Offered by this Prospectus.........................................12
Use of Proceeds...............................................................12
Certain Ratios................................................................13
Description of Preferred Stock................................................13
Description of Warrants.......................................................20
Plan of Distribution..........................................................21
Legal Matters.................................................................24
Experts.......................................................................24



                               ------------------

         You should rely only on the information contained in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference. We have not authorized anyone to provide you with information different from that contained in any of these documents. The information contained in these documents is accurate only as of the date of each document, as the case may be, regardless of the time of delivery of this prospectus supplement and accompanying prospectus or of any sale of common stock. Our business, financial condition, results of operations and prospects may change after the date set forth in each document in which the information is presented.

                               ------------------

                        ABOUT THIS PROSPECTUS SUPPLEMENT

         We provide information to you about this offering of shares of our common stock in two separate documents: (a) the accompanying prospectus, which provides general information, some of which may not apply to this offering; and
(b) this prospectus supplement, which describes the specific details regarding this offering. Generally, when we refer to this "prospectus," we are referring to both documents combined. Additional information is incorporated by reference in this prospectus. See "Where You Can Find More Information."

         If information in this prospectus supplement is inconsistent with the accompanying prospectus, you should rely on this prospectus supplement.

         This prospectus supplement, the accompanying prospectus and the documents incorporated by reference contain some "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and information relating to us that is based on the beliefs of our management, as well as assumptions made by, and the information currently available to, our management. Among other things, these statements include, but are not limited to, the statements in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference regarding:

o   our commercialization and technology development strategy;
o the potential commercial applications of our OLED technology, including the types of products in which it may be used;
o   future demand for our technology;
o the comparative advantages of our OLED technology against competing technologies;
o the nature and extent of the development that we will pursue in the future with third parties;
o the amount and type of securities that we will issue in the future to these parties;
o the potential limitations of the technology being developed by our competitors;
o   the protection afforded to us by the patents that we own or license;
o the nature of the technology that our competitors will seek to develop in the future;
o the payments that will be made to us in the future under our existing contracts;
o   our future capital requirements;
o   our future exposure to market risk;
o   our use of proceeds from this offering; and
o   our future revenues and results of operations.

         In addition, when used in these documents, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements, including those risks discussed in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference.

         You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus supplement, the accompanying prospectus or the documents incorporated by reference, as the case may be. Except for special circumstances in which a duty to update arises when prior disclosure becomes materially misleading in light of subsequent events, we do not intend to update any of these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

                                  RISK FACTORS

         Before purchasing our common stock, you should carefully consider the risks described below in this section, risks described under the heading "Risk Factors" beginning on page 4 of the accompanying prospectus and the risks described in the documents incorporated by reference in this prospectus supplement and the accompanying prospectus.

The exercise price of certain warrants to purchase our shares of common stock will be reduced following the issuance of the common stock being offered by this prospectus.

         On August 22, 2001, we issued to Pine Ridge Financial Inc. and Strong River Investments, Inc. warrants to purchase an aggregate of 744,452 shares of our common stock. The terms of these warrants were amended in November 2001. As so amended, the warrants are exercisable at any time through and including August 22, 2011. Warrants to purchase 429,492 shares of common stock have an exercise price of $15.24 per share, while warrants to purchase the remaining 314,960 shares of common stock have an exercise price of $9.9225 per share.

         The exercise price of these warrants is subject to "weighted average" anti-dilution protection, and will be reduced upon our issuance of shares of common stock at a purchase price per share less than the applicable per share exercise price of each respective warrant. Accordingly, upon our issuance of shares of our common stock in this offering at a purchase price per share of $5.09, and assuming the issuance and sale of all 1,277,014 shares being offered, the exercise price of the warrants exercisable at an exercise price of $15.24 per share will be reduced to $14.5837 per share, while the exercise price of the warrants exercisable at an exercise price of $9.61 per share will be reduced to $9.2474 per share.

         In addition, on August 22, 2001, we issued to the Placement Agent warrants to purchase 186,114 shares of common stock, exercisable at any time through and including August 21, 2008. These warrants have an exercise price of $15.24 per share.

         The exercise price of these warrants is subject to "weighted average" anti-dilution protection in accordance with a formula contained in the form of these warrants, and will be reduced upon our issuance of shares of common stock at a purchase price per share less than the applicable per share exercise price of each respective warrant. Accordingly, upon our issuance of shares of our common stock in this offering at a purchase price per share of $5.09, and assuming the issuance and sale of all 1,277,014 shares being offered and a fair market value of the common stock of $5.36 per share, the last reported sale price of the common stock on the Nasdaq National Market on the date of this prospectus supplement, the exercise price of these warrants will be reduced to $14.2546 per share.

         Sales of the shares issuable upon exercise of any of the warrants in the future could reduce the market price of our common stock.

The conversion price of our convertible promissory notes due August 22, 2004 will be reduced following the issuance of the common stock being offered by this prospectus supplement.

         On August 22, 2001, we issued two convertible promissory notes, each in the original principal amount of $7.5 million, payable to the order of Pine Ridge Financial Inc. and Strong River Investments, Inc., respectively. The entire original principal amount of each of these notes, $15.0 million in the aggregate, is outstanding as of the date of this prospectus supplement. These notes are convertible into shares of our common stock, upon the terms and conditions set forth in the notes at a conversion price of $13.97 per share. The conversion price is subject to adjustment in certain circumstances, such as upon our issuance of shares of common stock at a purchase price per share less than $13.97. Accordingly, upon our issuance of shares of our common stock in this offering, the conversion price of the notes will be reduced to the per share purchase price in this offering. Prior to our issuance of the shares of common stock being offered by this prospectus supplement, the notes were convertible into 1,073,729 shares of our common stock. Upon our issuance of shares of our common stock in this offering at a purchase price per share of $5.09, the notes would be convertible into 2,946,955 shares of our common stock. If the holders of the notes elect to convert their notes following the adjustment of the conversion price, the holders of our common stock, including the purchasers of the shares of common stock being offered by this prospectus supplement, will experience immediate and substantial dilution of their ownership interest. Substantial sales of these shares could reduce the market price of our common stock.

         We have the right to prepay the amounts due under these notes, upon 30 trading days' prior written notice to the holders of the notes. We may exercise our prepayment rights following the closing of this offering. In order to redeem the notes, we would be required under the terms of the notes to pay to the holder of each note an amount equal to the outstanding principal balance of the note, plus all accrued but unpaid interest thereon, plus a prepayment premium equal to 5% of the outstanding principal amount of the note being repaid.

         During the 30 trading days following our notice of redemption and preceding the date of redemption of the notes, the holders of the notes have the right to convert the notes. If we were to exercise our right to redeem the notes, we would not do so until after the issuance of the shares being offered by this prospectus supplement. Thus, the conversion price of the notes would be adjusted, as described above, to reflect that issuance. Accordingly, if the holders of the notes elect to convert their notes during that period, the holders of our common stock, including the purchasers of the shares of common stock being offered by this prospectus supplement, will experience immediate and substantial dilution of their ownership interest. Sales of the shares issuable upon conversion of the notes could reduce the market price of our common stock.

We are offering the common stock on a best efforts basis and we cannot be certain that we will raise the full amount contemplated in this offering.

         We have retained Gerard Klauer Mattison & Co., Inc. under a placement agency agreement to act as our exclusive placement agent in connection with this offering. The placement agent is not obligated and does not intend to purchase any of the common stock offered hereby. The closing of this offering is not conditioned on the sale of all of the shares offered hereby, and we may sell all or any portion of such shares. Accordingly, we cannot be certain of the number of shares that will be purchased by investors. We currently anticipate that the closing will take place on August 8, 2002, but we cannot be certain that this will be the case. If the closing has not taken place within 10 business days after such date, the offering will terminate and any funds deposited with the escrow agent will promptly be returned to the investors. See "Plan of Distribution."

The common stock being offered by this prospectus ranks junior to our outstanding shares of preferred stock.

         In addition to our authorized but unissued shares of preferred stock, our board has designated and issued two series of preferred stock which are currently outstanding: (a) 200,000 shares of Series A Preferred Stock and (b) 300,000 shares of Series B Convertible Preferred Stock. In the event of a liquidation, dissolution or winding-up of our company, the holders of these shares of preferred stock will have the right to receive distributions of our assets prior to distributions to the holders of our common stock. In addition, the holders of these shares, under some circumstances, will have the right to treat certain types of merger and similar transactions which we may effect in the future as a liquidation event requiring the making of such a distribution. This right could have one or more of the effects described in the prospectus under the caption "Risk Factors -- We can issue shares of preferred stock that can adversely affect your rights as a shareholder."

Our management will have broad discretion with respect to the use of proceeds of this offering.

         Our management will have broad discretion as to how to use the proceeds of this offering. You will be relying on the judgement of our management regarding the application of the proceeds of this offering. The results and effectiveness of the use of the proceeds are uncertain.

                               RECENT DEVELOPMENTS

Change in Independent Public Accountants

         On July 30, 2002, upon recommendation of the Audit Committee of our Board of Directors, we dismissed Arthur Andersen LLP as our independent public accountants, and engaged KPMG LLP to serve as our independent public accountants for 2002. KPMG LLP has not audited or reviewed the financial statements referred to in the prospectus under the caption "Experts."

         In connection with the engagement of KPMG LLP, we reviewed certain of our accounting policies, including our policies with respect to the treatment of equity instruments that are conditionally transferred to another party and subject to forfeiture for non-performance as issued. In connection with this review, we identified a $2,486,000 overstatement of prepaid expenses and total shareholders' equity as of March 31, 2002 relating to accounting for common stock issued to PPG Industries, Inc. as consideration for future services. In addition, we determined that the previously reported weighted average shares outstanding for the quarter ended March 31, 2002 should be reduced by 258,924 shares. We will file on August 6, 2002 an amendment to our quarterly report on Form 10-Q for the three months ended March 31, 2002 to correct this overstatement and to reduce the previously reported weighted average shares outstanding for the quarter ended March 31, 2002 by 258,924 shares. The reclassification has no effect on reported expenses, net loss, net loss per share and cash flow for the quarter ended March 31, 2002. In addition, the revised accounting for the stock issuance has no impact on the previously filed Annual Report on Form 10-K for the years ended December 31, 2001 and 2000.

Amendment of Our Stock Incentive Plan

         At our annual meeting of shareholders held on June 27, 2002, our shareholders approved an increase in the number of shares of common stock that may be issued upon the exercise of options granted under our Stock Incentive Plan from 2,800,000 shares to 3,800,000 shares.

                                 USE OF PROCEEDS

         We expect the net proceeds from this offering to be up to approximately $6.1 million after deducting the placement agent's discounts and commissions and our estimated offering expenses. If we exercise the right to prepay the convertible promissory notes payable to the order of Pine Ridge Financial Inc. and Strong River Investments, Inc., as discussed above in "Risk Factors -- The conversion price of our convertible promissory notes due August 22, 2004 will be reduced following the issuance of the common stock being offered by this prospectus supplement," we intend to use cash that we hold in a restricted account in order to fund that portion of the prepayment amount consisting of the entire outstanding principal balance due under the notes. We intend to use the net proceeds from the offering to fund the remainder of the prepayment amount, which consists of all accrued but unpaid interest on the outstanding principal balance being prepaid, as well as a prepayment premium equal to 5% of the outstanding principal amount being repaid (the maximum prepayment premium is $750,000). The aggregate principal amount due under such promissory notes at August 2, 2002 was $15,000,000, and as of that date this indebtedness bore interest at a rate of approximately 1.9%. These promissory notes mature at August 22, 2004. All net proceeds of this offering not used to fund a portion of the prepayment amount of the notes, if we exercise our right to prepay the notes and the notes are not converted prior to prepayment, or all of the proceeds of this offering, if we do not prepay the notes, will be used for working capital and general corporate purposes. Pending such uses, we intend to invest any excess proceeds in short-term, investment grade, interest-bearing securities.

         The indebtedness evidenced by the promissory notes to be discharged was utilized to fund the restricted cash account described above.

                                    DILUTION

         Our net tangible book value as of March 31, 2002 was approximately $20.0 million, or $1.10 per share of common stock, and incorporates the reduction of our previously reported shareholders' equity by $2,486,000 and shares outstanding by 258,924 shares from an amendment to our quarterly report on Form 10-Q for the three months ended March 31, 2002 which we will file on August 6, 2002 as discussed above in "Recent Developments -- Change in Independent Accountants." Net tangible book value per share is determined by dividing our net tangible book value, which consists of tangible assets less total liabilities, by the number of shares of common stock outstanding on that date. Without taking into account any other changes in the net tangible book value after March 31, 2002, as amended, other than to give effect to our receipt of the estimated net proceeds from the sale of the maximum number of shares that may be sold in this offering (1,277,014 shares), at an offering price of $5.09 per share, less the placement agent's commissions and our estimated offering expenses, our net tangible book value as of March 31, 2002, as amended, after giving effect to the items above would have been approximately $26.1 million, or $1.34 per share. This represents an immediate increase in the net tangible book value of $0.24 per share to existing stockholders and an immediate dilution of $3.75 per share to new investors. The following table illustrates this per share dilution:

      Offering Price.................................................................                $5.09
           Net tangible book value per share, as amended, before the offering........      $1.10
           Increase in net tangible book value per share, as amended, attributable
              to the offering .......................................................       0.24
                                                                                           -----
      Net tangible book value per share, as amended, after the offering..............                 1.34
                                                                                                     -----
      Dilution per share to new investors............................................                $3.75
                                                                                                     -----

         This table is based on the number of outstanding shares as of March 31, 2002 and does not include the following:

o 2,210,856 shares of common stock issuable upon exercise of outstanding stock options as of March 31, 2002 at a weighted average exercise price of $6.97 per share;

o 4,732,841 shares of common stock issuable upon exercise of outstanding warrants as of March 31, 2002 at a weighted average exercise price of $5.16 per share; and

o 1,073,729 shares of common stock issuable upon conversion of outstanding convertible notes as of March 31, 2002 at a conversion price of $13.97.

                              PLAN OF DISTRIBUTION

         We are offering the common stock on a best efforts basis principally to selected institutional investors. We have retained Gerard Klauer Mattison & Co., Inc. under a placement agency agreement to act as our exclusive placement agent in connection with this offering. The placement agent is not obligated and does not intend to purchase any of the common stock offered hereby.

         Arrangement with the Placement Agent. We have agreed to pay to the placement agent a fee equal to $0.23 per share of the proceeds of this offering as selling commissions. In addition, we will reimburse the placement agent for certain expenses incurred in connection with this offering, including the reasonable legal fees and expenses of the placement agent. We have agreed to indemnify the placement agent against certain liabilities, including liabilities under the Securities Act of 1933, and to contribute payments that the placement agent may be required to make in respect thereof.

         Offering and Closing Procedure. Confirmations and definitive prospectuses will be distributed to all investors who agree to purchase shares of the common stock at the time of pricing, informing investors of the closing date. We currently anticipate that the closing will take place on August 8, 2002. Investors will also be informed of the date on which they must deposit the purchase price into an escrow account established for the benefit of investors with an independent escrow agent. If an order of common stock is not accepted, the escrow agent will promptly return such investor's funds. If the order is accepted, the escrow agent will maintain the funds in the escrow account until the scheduled closing date.

         On the scheduled closing date, the following will occur:

o We will deposit with The Depository Trust Company the common stock to be credited to the respective accounts of investors,

o The escrow agent will transfer to us investor funds together with any interest thereon, and

o    The placement agent will be paid its fee.

     The offering will not continue after the closing date. If the closing has not taken place within 10 business days after August 8, 2002, the offering will terminate and any funds deposited with the escrow agent will promptly be returned to the investors.

         Negotiation of Price. We negotiated the price to the public for the common stock offered in this offering with the placement agent. The factors considered in determining the price to the public included the recent market price of our common stock, the general condition of the securities market at the time of this offering, the history of and prospects for the industry in which we compete, our past and present operations, our historical results of operations and our prospects for future earnings.

         We estimate that the total expenses of this offering, excluding the placement agent's commissions, will be approximately $150,000, all of which will be paid by us.

         We, our directors, our executive officers and our 10% stockholder have entered into "lock-up agreements" with the placement agent under which we and they have agreed with the placement agent not to offer, sell, pledge, purchase any option to sell, grant any option for the purchase of, lend or otherwise dispose of, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock, for a period of 90 days after the date of this prospectus supplement, without the prior consent of the placement agent, subject to limited exceptions, such as issuances of shares of our common stock to persons in connection with business acquisitions and strategic alliances, and provided that such persons agree to the lock-up referred to in the preceding sentence, or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this prospectus supplement. The placement agent may in its sole discretion, at any time without notice, release all or a portion of the shares subject to the lock-up agreements.

         The placement agent also holds warrants to purchase 186,114 shares of our common stock, at an initial exercise price of $15.24 per share, subject to adjustment under certain circumstances, which expire in August 2008. See "Risk Factors -- The exercise price of certain warrants to purchase our shares of common stock will be reduced following the issuance of the common stock being offered by this prospectus." These warrants were issued in connection with our August 2001 private placement of preferred stock and notes, in which the placement agent also served as placement agent.

         We have agreed to indemnify the placement agent against some liabilities, including civil liabilities under the Securities Act.

          Our common stock is listed on the Nasdaq National Market under the symbol "PANL" and on the Philadelphia Stock Exchange under the symbol "PNL."

                                  LEGAL MATTERS

         Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, will pass upon the validity of the securities offered hereby and some other legal matters on behalf of Universal Display Corporation. Legal matters in connection with the offering will be passed upon for the placement agent by Morrison & Foerster LLP, New York, New York.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Therefore, we file reports, proxy statements and other information with the SEC. You can read and copy all of our filings at the SEC's public reference facilities in Washington, D.C., New York, New York and Chicago, Illinois. You may obtain information on the operation of the SEC's public reference facilities by calling the SEC at 1-800-SEC-0300. You can also read and copy all of our filings at the offices of the Nasdaq Stock Market, 1735 K Street N.W., Washington, D.C. 20006. You may also obtain our SEC filings from the SEC's Web site on the Internet that is located at http://www.sec.gov.

         We "incorporate by reference" the information we file with the SEC, which means that we can disclose important information to you by referring you to another document we file with the SEC. The information incorporated by reference is an important part of this prospectus supplement and accompanying prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus supplement but before the end of any offering made under this prospectus supplement and accompanying prospectus:

o our annual report on Form 10-K for the fiscal year ended December 31, 2001;

o        our quarterly report on Form 10-Q for the quarter ended March 31, 2002;

o        our current report on Form 8-K filed with the SEC on July 30, 2002;

o        our proxy statement filed on April 30, 2002; and

o the description of our common stock contained in our registration statement on Form 8-A filed with the SEC on August 6, 1996.

         You should read the information relating to us in this prospectus supplement and accompanying prospectus together with the information in the documents incorporated by reference.

         Any statement contained in a document incorporated by reference herein, unless otherwise indicated therein, speaks as of the date of the document. Statements contained in this prospectus supplement and accompanying prospectus may modify or replace statements contained in the documents incorporated by reference. In addition, some of the statements contained in one or more of the documents incorporated by reference may be modified or replaced by statements contained in a document incorporated by reference that is filed thereafter.

         You may request a copy of any or all of these filings, at no cost, by writing or telephoning us at Universal Display Corporation, 375 Phillips Boulevard, Ewing, New Jersey 08618, Attention: Investor Relations, Telephone:
(609) 671-0980.

================================================================================








                                1,277,014 Shares







                          UNIVERSAL DISPLAY CORPORATION







                                  Common Stock



                                 ---------------

                              Prospectus Supplement

                                 August 5, 2002

                                 ---------------


                             GERARD KLAUER MATTISON



================================================================================